                             PUT EXERCISE AGREEMENT


         It is hereby agreed as of this _____ day of November, 1999 among the undersigned, in connection with the Put described in Sections 11.1, 11.2, 11.3 and 11.4 of Subscription Agreements dated on or about July 20, 1999 ("Subscription Agreements") between Antra Holdings Group, Inc. (the "Company") and each of the Subscribers identified on Schedule A hereto ("Subscribers"), that each of the undersigned consents to the acceleration in part of the exercise by the Company of that amount of the Put in relation to the amount of Put Notes ("Put Notes") set forth on Schedule A hereto. For clarification, the parties agree that the amount of the part of the Put being accelerated in part and exercised hereby by the Company shall be an aggregate of $800,000, or 57.8313% of the full amount of the Put. Notwithstanding anything to the contrary herein or in any of the other agreements being executed in connection with this transaction, the Company shall continue to be entitled to exercise the balance of the Put at such time as the conditions for exercise set forth in the Subscription Agreement shall be satisifed or waived.

         The Subscribers are granted all the rights, remedies, liquidated damages and indemnification granted to the Subscribers in connection with the Notes purchased by the Subscribers pursuant to the Subscription Agreements, including but not limited to, the rights and procedures set forth in Sections 9.1, 9.2, 9.3, 9.5, 9.6 of the Subscription Agreements, the registration rights and liquidated damages described in Section 10 of the Subscription Agreements and the security interest described in Section 13(g) of the Subscription Agreements.

         The Subscribers waive the contingencies described in Sections 11.1(b)(i), 11.1(b)(ii), 11.1(b)(iii), and 11.1(c) of the Subscription Agreement with respect to the portion of the Put being exercised hereby.

         The Company represents and warrants the continuing truth and accuracy of all of the Company's representations, warranties, and reaffirms the Company's undertakings set forth in the Subscription Agreements, as of the date hereof (which shall be deemed the Put Date) and as of the date the purchase price of the Put Notes is transmitted to the Company (the "Put Closing Date").

         The Company further represents and warrants that except as described above, all contingencies and conditions required for the exercise of the Put will have been satisfied as of the Put Date and Put Closing Date.

         The Placement Agents identified on Schedule B hereto will receive the cash portion of the Put Commissions (as defined in Section 11.4 of the Subscription Agreements) and the number of the Company's common stock purchase warrants which shall be deemed to be the Put Warrants in the amounts designated on Schedule B hereto.

For clarification, the parties agree that, subject to modifications approved by the Placement Agents, (a) the cash commissions payable to the placement agents as set forth on Schedule B hereto are equal to 57.8313% of the full amount of such cash commissions as set forth on the disbursement letters to the escrow agent dated July 15, 1999 and July 20, 1999, and (b) the placement warrants to be delivered to each of the placement agents as set forth on Schedule B hereto are equal to (i) 57.8313% of the full amount of such placement agent's placement warrants as set forth on Schedule B to the Subscription Agreement plus (ii) the portion of an additional 400,000 warrants in the same proportion as (x) the full amount of such placement agent's Put placement warrants received in connection with the Subscription Agreement shall bear to (y) the total amount of all the placement warrants received by placement agent in connection with the Subscription Agreement. The attorney for the Subscribers shall receive the fee described in Section 11.4 of the Subscription Agreements.

         This Put Exercise Agreement may be executed in any number of counterparts and on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Put Exercise Agreement. This Put Exercise Agreement may be executed by facsimile transmission.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Put Exercise Agreement as of the date first written above.


                                         ANTRA HOLDINGS GROUP, INC.


                                         By:________________________________



                                         AUSTOST ANSTALT SCHAAN


                                         By:________________________________



                                         BALMORE FUNDS, S.A.


                                         By:________________________________



                                         BERKELEY GROUP LTD.


                                         By:________________________________



                                         NESHER, INC.


                                         By:________________________________



                                         UNITED SECURITIES SERVICES, INC.


                                         By:________________________________



                                         ELLIS ENTERPRISES, LTD.


                                         By:________________________________

                                   SCHEDULE A


================================================================================
SUBSCRIBER                                             PRINCIPAL NOTE AMOUNT
--------------------------------------------------------------------------------
AUSTOST ANSTALT SCHAAN                                 $332,530.00
7440 Fuerstentum
Lichenstein, Landstrasse 163
Fax: 011-431-534532895
--------------------------------------------------------------------------------
BALMORE FUNDS S.A.                                     $332,530.00
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
--------------------------------------------------------------------------------
BERKELEY GROUP LTD.                                    $ 57,831.00
P.O. Box N-1836
Suite A-096
Nassau, Bahamas
Fax: 415-449-3490
--------------------------------------------------------------------------------
NESHER, INC.                                           $ 38,554.00
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax: 011-972-36120639
--------------------------------------------------------------------------------
UNITED SECURITIES SERVICES, INC.                       $ 28,916.00
135 West 50th Street
New York, New York
Fax: 212-541-4410
--------------------------------------------------------------------------------
ELLIS ENTERPRISES, LTD.                                $  9,639.00
42A Waterloo Road
London, England
NW2, 7UF
Fax: 011-441-014509004
--------------------------------------------------------------------------------
TOTAL                                                  $800,000.00
================================================================================

                      SCHEDULE B - PUT COMMISSION SCHEDULE

================================================================================
PLACEMENT AGENT                       CASH COMMISSION             PLACEMENT
                                                                  WARRANTS
--------------------------------------------------------------------------------
LIBRA FINANCE S.A.                    $42,602.00                  598,555
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262
--------------------------------------------------------------------------------
HYETT CAPITAL LTD.                     10,313.00                   52,048
1510 51st Street
Brooklyn, New York 11219
Fax: 718-972-6196
--------------------------------------------------------------------------------
INTERNATIONAL GLOBAL                   40,000.00                    -0-
COMMUNICATIONS, INC.
142 Mineola Avenue, Suite 2D
Roslyn Heights, New York
Fax: 212-643-1998
--------------------------------------------------------------------------------
J. HAYUT                                 -0-                        -0-
1116 Potomac Road
Atlanta, GA 30338
Fax: 404-636-0501
--------------------------------------------------------------------------------
ELLIS ENTERPRISES, LTD.                   386.00                    8,674
42A Waterloo Road
London, England
NW2, 7UF
Fax: 011-441-014509004
--------------------------------------------------------------------------------
TALBIYA B. INVESTMENTS, INC.            2,699.00                   60,723
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1, 4L2, United Kingdom
Fax: 011-972-36120639
--------------------------------------------------------------------------------
TOTALS                                $96,000.00                  720,000
================================================================================